UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 18, 2007 (May 17, 2007)

MATTEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05647	95-1567322
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

333 Continental Boulevard, El Segundo, California	90245-5012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(310) 252-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02(b). Departure of Directors.

On May 18, 2007, effective as of the election of directors at Mattel’s 2007 Annual Meeting of Stockholders, Eugene P. Beard and John L. Vogelstein retired from Mattel’s Board of Directors.

Mattel’s Board of Directors Amended and Restated Guidelines on Corporate Governance contain a provision pursuant to which, after attaining the age of 72, a director will not stand for re-election to the Board at subsequent meetings of the stockholders. Mr. Beard, who had served as a director since 2000, and Mr. Vogelstein, who had served as a director since 1983, were each 72 years old at the time of the Annual Meeting, and accordingly they did not stand for re-election to the Board of Directors. The size of the Board of Directors was reduced to eleven members effective as of the election of directors at the Annual Meeting.

Item 5.02(e). Compensatory Arrangements.

Stockholder approval of Mattel Incentive Plan.

On May 18, 2007, at Mattel’s 2007 Annual Meeting of Stockholders, Mattel’s stockholders approved the Mattel Incentive Plan, pursuant to Proposal 4 in the Notice of Annual Meeting and Proxy Statement.

New Forms of Grant Agreements for Employees Pursuant to the Mattel, Inc. 2005 Equity Compensation Plan.

At its meeting on May 17, 2007, the Compensation Committee approved new standard forms of grant agreements for grants of NQSOs and RSUs to employees pursuant to the Mattel, Inc. 2005 Equity Compensation Plan (the “2005 Plan”). The new forms of grant agreements for grants of NQSOs and RSUs to employees are filed herewith as Exhibits 99.0 and 99.1, respectively.

These new forms of grant agreements are for grants to employees who do not have employment agreements requiring special provisions. The forms provide that NQSOs vest in three annual installments of 33%, 33% and 34% respectively on the first, second and third anniversaries of the grant date, and that RSUs vest 50% on the second anniversary and 50% on the third anniversary of the grant date, subject to the grantee’s continued employment. These new forms also contain provisions regarding the impact of various events such as a change in control and termination of employment. Among other things, for NQSOs, the new form provides that termination of employment as a result of (1) retirement after attaining the age of 55 and completing five years of service, (2) death, or (3) disability results in the accelerated vesting of unvested NQSOs granted at least six months prior to the date of termination. In such a case, NQSOs for which vesting is accelerated remain exercisable until the fifth anniversary of the termination or the end of their original term, whichever occurs first. In addition, for RSUs, the new form provides that termination of employment as a result of (1) involuntary retirement after attaining the age of 55 and completing five years of service, (2) death, or (3) disability results in the accelerated vesting of RSUs granted at least six months prior to the date of termination.

Robert A. Eckert, Neil B. Friedman, Kevin M. Farr and Thomas A. Debrowski, who are each Named Executive Officers of Mattel, have employment agreements with provisions that require that their grants of NQSOs contain certain terms. In addition, Mr. Eckert’s employment agreement has provisions that require his RSU grants to contain certain terms. At its meeting on May 17, 2007, the Compensation Committee approved new forms of grant agreements for grants of NQSOs to Mr. Friedman, Mr. Farr and Mr. Debrowski pursuant to the 2005 Plan, which are filed herewith as Exhibits 99.2 through 99.4, and a new form of grant agreement for grants of RSUs to Mr. Eckert, which is filed herewith as Exhibit 99.5. These forms of grant agreements generally conform to the forms for other employees, but incorporate terms required by the executives’ respective employment agreements. The new form of grant agreement for grants of RSUs to Mr. Eckert incorporates updated language intended to ensure compliance with Section 409A of the Internal Revenue Code, in response to guidance recently issued by the Internal Revenue Service.

This summary description of provisions of the above-referenced grant agreements is qualified in its entirety by reference to Exhibits 99.0 through 99.5.

New Forms of Grant Agreements for Non-Employee Directors Pursuant to the Mattel, Inc. 2005 Equity Compensation Plan.

At its meeting on May 17, 2007, the Compensation Committee approved new forms of grant agreements pursuant to the 2005 Plan for Initial Grants and Annual Grants (as defined in the 2005 Plan) to non-employee directors of non-qualified stock options (“NQSOs”) and restricted stock units with dividend equivalents (“RSUs”). The new forms of grant agreements for Initial Grants of NQSOs and RSUs are filed herewith as Exhibits 99.6 and Exhibit 99.7, respectively, and the new forms of grant agreements for Annual Grants of NQSOs and RSUs are filed herewith as Exhibits 99.8 and 99.9, respectively.

Initial Grants of NQSOs are immediately vested. The new form of grant agreement for Initial Grants of RSUs provides that the RSUs vest 100% on the third anniversary of the grant date, provided that an Initial Grant of RSUs that is made on the date of an annual meeting of stockholders will vest on the earlier of the third anniversary of the grant date or the day immediately preceding the third annual meeting of stockholders after the grant date.

For Annual Grants of NQSOs to non-employee directors, which are made to continuing directors on the dates of annual meetings of stockholders, the new form of grant agreement provides that vesting will occur as follows: (a) 33% on the earlier of the first anniversary of the grant date or the day immediately preceding the first annual meeting of stockholders after the grant date; (b) an additional 33% on the earlier of the second anniversary of the grant date or the day immediately preceding the second annual meeting of stockholders after the grant date; and (c) the remaining 34% on the earlier of the third anniversary of the grant date or the day immediately preceding the third annual meeting of stockholders after the grant date.

For Annual Grants of RSUs to non-employee directors, which are made to continuing directors on the dates of annual meetings of stockholders, the new forms of grant agreements provide that vesting will occur as follows: (a) 50% on the earlier of the second anniversary of the grant date or the day immediately preceding the second annual meeting of Mattel’s stockholders that occurs after the grant date; and (b) the remainder on earlier of the third anniversary of the grant date or the day immediately preceding the third annual meeting of stockholders that occurs after the grant date.

The grant agreements for Initial and Annual Grants of RSUs have alternative language because the tax treatment of the RSUs is different depending upon whether or not the grantee has already attained, or will by the time of full vesting of the RSUs have attained, age 55 and five years of service at the time of the grant. The new forms contain updated language intended to ensure compliance with Section 409A of the Internal Revenue Code for those RSU grants that are subject to that provision.

The grant agreements for Initial and Annual Grants of Options and RSUs contain provisions regarding the impact of various events such as a change in control and termination of Board service. Among other things, the grant agreements provide that termination of Board service as a result of (1) retirement after attaining the age of 55 and completing five years of service, (2) death, or (3) disability results in the accelerated vesting of unvested NQSOs and RSUs granted at least six months prior to the date of termination. In such a case, NQSOs for which vesting is accelerated remain exercisable until the fifth anniversary of the termination or the end of their original term, whichever occurs first.

This summary description of provisions of the above-referenced grant agreements is qualified in its entirety by reference to Exhibits 99.6 through 99.9.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired: None

(b) Pro forma financial information: None

(c) Shell company transactions: None

(d) Exhibits:

Exhibit No.	Exhibit Description

99.0*	Form of Grant Agreement for grants to employees of NQSOs under the 2005 Plan

99.1*	Form of Grant Agreement for grants of RSUs to employees under the 2005 Plan

99.2*	Form of Grant Agreement for grants of NQSOs to Neil B. Friedman under the 2005 Plan

99.3*	Form of Grant Agreement for grants of NQSOs to Kevin M. Farr under the 2005 Plan

99.4*	Form of Grant Agreement for grants of NQSOs to Thomas A. Debrowski under the 2005 Plan

99.5*	Form of Grant Agreement for grants of RSUs to Robert A. Eckert under the 2005 Plan

99.6*	Form of Grant Agreement for Initial Grants to Outside Directors of NQSOs under the 2005 Plan

99.7*	Form of Grant Agreement for Initial Grants to Outside Directors of RSUs under the 2005 Plan

99.8*	Form of Grant Agreement for Annual Grants to Outside Directors of NQSOs under the 2005 Plan

99.9*	Form of Grant Agreement for Annual Grants to Outside Directors of RSUs under the 2005 Plan

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTEL, INC. Registrant

By:	/s/ ROBERT NORMILE
Robert Normile Senior Vice President, General Counsel and Secretary

Dated: May 18, 2007